UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011 (April 1, 2011)

ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 397-0611

__________________NA_____________________
                         (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Armstrong World Industries, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 7, 2011 reporting that Jeffrey D. Nickel has stepped down from his position as Senior Vice President, General Counsel and Secretary.

Specifically, this Form 8-K/A corrects the reference to the payment of a bonus to Mr. Nickel under the separation agreement described in Item 5.02(e).  The bonus related to 2011, not 2010 as originally reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
Date: April 8, 2011	By:	/s/ Thomas B. Mangas
Thomas B. Mangas
Chief Financial Officer